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                                                                  EXHIBIT 10.18B

                         AMENDMENT OF LICENSE AGREEMENT


         This Amendment of License Agreement is made and entered into as of the date last entered below, by and between Joseph R. Lakowicz, Ph.D., an individual having an address of 10037 Fox Den Road, Elliott City, MD 21042 ("Dr. Lakowicz") and SpectRx, Inc., a Delaware corporation having its principal offices at 6025A Unity Drive, Norcross, Georgia 30071 ("SRX").

         WHEREAS, Dr. Lakowicz and SRX entered into a License Agreement ("License Agreement"), the terms of which are incorporated herein in their entirety by reference, which License Agreement was executed by Dr. Lakowicz and by Mark A. Samuels on behalf of SRX on November 22, 1995;

         AND, WHEREAS, Dr. Lakowicz and SRX desire to extend to January 2, 1996 the due date for payment of the first lump sum payment of fifteen thousand dollars (US$15,000.00) due initially under Paragraph 3.1 of the License Agreement within seven (7) days after the effective date of the License Agreement;

         NOW, THEREFORE, for and in consideration of the sum of one dollar (US$1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the due date for that lump sum payment of fifteen thousand dollars (US$15,000.00) under Paragraph 3.1 of the License Agreement, originally set at seven (7) days after the effective date of November 22, 1995, is hereby amended to January 2, 1996.

         IN WITNESS WHEREOF, the parties have hereunto signed this Amendment of License Agreement on the day hereinbefore referred to.


SpectRx, Inc.                                Joseph R. Lakowicz, Ph.D.


By:      /s/ Mark A. Samuels                 By:    /s/ Joseph R. Lakowicz
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          Mark A. Samuels, CEO                       Joseph R. Lakowicz


Date:    November 28, 1995                   Date:     November 28, 1995
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